                        TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1998-C
           Distribution Date of February 25, 2000 for the Collection
                   Period of January 1 through January 31, 2000



POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                                                      749,988,732.51
Discounted Principal Balance                                                                               749,988,732.51
Servicer Advance                                                                                             1,324,812.20
Servicer Payahead                                                                                            1,260,008.73
Number of Contracts                                                                                                34,185
Weighted Average Lease Rate                                                                                         6.81%
Weighted Average Remaining Term                                                                                     33.8
Servicing Fee Percentage                                                                                            1.00%

POOL DATA - CURRENT MONTH
-------------------------
  Aggregate Net Investment Value                                                                           723,483,546.05
  Discounted Principal Balance                                                                             723,276,498.04
  Servicer Advances                                                                                          2,173,518.26
  Servicer Pay Ahead Balance                                                                                 2,191,307.57
  Maturity Advances Outstanding                                                                                      -
  Number of Current Contracts                                                                                      37,342
  Weighted Average Lease Rate                                                                                       6.82%
  Weighted Average Remaining Term                                                                                    19.2


-------------------------------------------------------------------------------------------------------------------------


RESERVE FUND:
  Initial Deposit Amount                                                                                    28,124,577.47
  Specified Reserve Fund Percentage                                                                                 5.50%
  Specified Reserve Fund Amount                                                                             41,249,380.29
  Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                                                 6.50%
  Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                                             48,749,267.61

                                                              CLASS A                 CLASS B               TOTAL
                                                              Amount                  Amount                Amount
                                                              ------                  ------                ------
  Beginning Balance                                           40,153,630.29           1,095,750.00          41,249,380.29
  Withdrawal Amount                                                    -                      -                      -
  Transferor Excess                                            1,215,408.70                                  1,215,408.70
                                                         ----------------------------------------------------------------
  Reserve Fund Balance Prior to Release                       41,369,038.99           1,095,750.00          42,464,788.99
  Specified Reserve Fund Balance                              40,153,630.29           1,095,750.00          41,249,380.29
  Release to Transferor                                        1,215,408.70                   -              1,215,408.70
                                                         ----------------------------------------------------------------
  Ending Reserve Fund Balance                                 40,153,630.29           1,095,750.00          41,249,380.29
  Cumulative Withdrawal Amount                                         -                      -                      -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                         VEHICLES
                                                                                      --------
  Liquidated Contracts                                                                   106
                                                                                         ---
  Discounted Principal Balance                                                                               2,055,538.46
  Net Liquidation Proceeds                                                                                  (1,808,545.59)
  Recoveries - Previously Liquidated Contracts                                                                 (11,317.50)
                                                                                                        ------------------
  Aggregate Credit Losses for the Collection Period                                                            235,675.37
                                                                                                        ==================
  Cumulative Credit Losses for all Periods                                                                   3,107,684.61
                                                                                                        ==================
  Repossessed in Current Period                                                           57
                                                                                         ---
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                  ANNUALIZED AVERAGE
FOR EACH COLLECTION PERIOD:                                                                             CHARGE-OFF RATE
                                                                                                        ------------------
    Second Preceding Collection Period                                                                              0.34%
    First Preceding Collection Period                                                                               0.43%
    Current Collection Period                                                                                       0.39%

-------------------------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                                                 0.39%
Charge-off Rate Indicator ( > 1.25%)                                                                    CONDITION NOT MET
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                PERCENT     ACCOUNTS          PERCENT          ANIV
                                     -------     --------          -------          ----
  31-60 Days Delinquent                1.02%       380               0.99%          7,151,307.27
  61-90 Days Delinquent                0.08%        29               0.08%            613,000.09
 Over 90 Days Delinquent               0.04%        16               0.05%            335,100.65
                                             ------------------               ------------------
  Total Delinquencies                              425                              8,099,408.01
                                             ==================               ==================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                    0.09%
    First Preceding Collection Period                                                     0.12%
    Current Collection Period                                                             0.12%

------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                       0.11%
Delinquency Percentage Indicator ( > 1.25%)                                   CONDITION NOT MET
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                               VEHICLES
                                                          --------
  Matured Lease Vehicle Inventory Sold                       11                      196,289.07
                                                         ----------
  Net Liquidation Proceeds                                                          (181,156.39)
                                                                                     ----------
  Net Residual Value (Gain) Loss                                                      15,132.68
                                                                                     ==========
  Cumulative Residual Value (Gain) Loss all periods                                  340,120.48
                                                                                     ==========

                                                                                                 AVERAGE             AVERAGE
                                             NUMBER         SCHEDULED           SALE         NET LIQUIDATION         RESIDUAL
                                              SOLD          MATURITIES          RATIO            PROCEEDS             VALUE
                                              ----          ----------          -----            --------            --------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding Collection Period           36              10               100.00%           16,093.69          18,066.64
  First Preceding Collection Period            12               0               100.00%           13,733.33          16,677.63
  Current Collection Period                    11               5               100.00%           16,468.76          17,961.29
  Three Month Average                                                                             15,683.54          17,764.49

                                                                                                                 -------------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                          88.29%
                                                                                                                 -------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                          AMOUNT/RATIO          TEST MET?
                                                                                              --------------         ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                                         100.00%               YES

b) Number of Scheduled Maturities > 500                                                             5                   NO

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                 88.29%                 NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                              CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------

                        TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1998-C
           Distribution Date of February 25, 2000 for the Collection
                  Period of January 1 through January 31, 2000


---------------------------------------------------------------------------------------------------------------------------
                                                                                              CERTIFICATE BALANCE
                                                                                              -------------------
                                                                       Total                Percent       Balance
---------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                   98.00%
  Interest Collections                                             5,329,820.81
  Non-recoverable Advances                                           (59,097.56)
                                                         --------------------------
    Available Interest                                             5,270,723.25                           5,164,696.17
  Class A1, A2, A3 Notional Interest Accrual Amount               (3,075,508.25)                         (3,075,508.25)
  Net Investment Income                                               72,806.68                              72,806.68
  Unreimbursed A1, A2, A3 Interest Shortfall                               -                                      -
  Interest Accrual for Adjusted Class B Certificate Bal.            (282,419.42)                           (282,419.42)
  Class B Interest Carryover Shortfall                                     -
  Servicer's Fee                                                    (614,029.89)                           (601,749.29)
  Capped Expenses                                                    (20,395.10)                            (19,987.20)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                       -                                      -
  Uncapped Expenses                                                        -                                      -
                                                         --------------------------                    -------------------
  Total Unallocated Interest                                       1,351,177.27                           1,257,838.69
  Excess Interest to Transferor                                                                          (1,257,838.69)
                                                         --------------------------                    -------------------
  Net Interest Collections Available                               1,351,177.27                                  -
  Interest Collections Allocated to Losses                          (245,762.74)
  Accelerated Principal Distribution                                (150,725.74)
                                                         --------------------------
  Deposit to Reserve Fund                                            954,688.80
                                                         --------------------------
  Withdrawal from Reserve Fund                                             -
                                                         --------------------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                               (250,808.05)                           (245,762.74)
  Loss Reimbursement from Transferor                                 245,762.74                             245,762.74
  Loss Reimbursement from Reserve Fund                                     -
                                                         --------------------------                    -------------------
  Transferor Ending Certificate Principal Loss Amount                 (5,045.31)                                 -

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                         --------------------------
  Ending Balance                                                           -
                                                         --------------------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                         --------------------------
  Ending Balance                                                           -
                                                         --------------------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                         --------------------------
  Ending Balance                                                           -
                                                         --------------------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                         --------------------------
  Ending Balance                                                           -
                                                         --------------------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                      260,719.90
  Allocations - Current Period                                    13,086,545.49                          13,086,545.49
  Allocations - Accelerated Principal Distribution                   150,725.74                             150,725.74
  Allocations - Not Disbursed Beginning of Period                 12,986,495.06                          12,986,495.06
  Allocations - Not Disbursed End of Period                       26,223,766.29                          26,223,766.29

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                      954,688.80                                  -
  Allocations - Current Period                                     3,357,927.67                           3,357,927.67
  Allocations - Not Disbursed Beginning of Period                  3,357,927.67                           3,357,927.67
  Allocations - Not Disbursed End of Period                        6,715,855.34                           6,715,855.34

DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                    1,215,408.70
  Due To Trust                                                    16,522,392.22                          16,522,392.22
                                                         --------------------------                    -------------------
     Total Due To Trust                                           17,737,800.92                          16,522,392.22
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A1                 CLASS A2              CLASS A3
                                                             --------                 --------              --------
                                                              Balance                 Balance                Balance
-------------------------------------------------------------------------------------------------------------------------------
INTEREST:
  Interest Collections
  Non-recoverable Advances
    Available Interest                                       1,328,064.72            2,982,875.54            511,550.86
  Class A1, A2, A3 Notional Interest Accrual Amount           (829,237.50)          (1,914,848.75)          (331,422.00)
  Net Investment Income
  Unreimbursed A1, A2, A3 Interest Shortfall                       -                       -                      -
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution
  Deposit to Reserve Fund
  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount
  Loss Reimbursement from Transferor
  Loss Reimbursement from Reserve Fund
  Transferor Ending Certificate Principal Loss Amount

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period                              13,086,545.49
  Allocations - Accelerated Principal Distribution             150,725.74
  Allocations - Not Disbursed Beginning of Period           12,986,495.06
  Allocations - Not Disbursed End of Period                 26,223,766.29                  -                    -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                    -                       -                    -
  Allocations - Current Period                                 829,237.50            1,914,848.75           331,422.00
  Allocations - Not Disbursed Beginning of Period              829,237.50            1,914,848.75           331,422.00
  Allocations - Not Disbursed End of Period                  1,658,475.00            3,829,697.50           662,844.00

DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due To Trust                                              14,047,787.02            1,872,799.18           324,210.67
                                                         ---------------------    ---------------------  -------------------
     Total Due To Trust                                     14,047,787.02            1,872,799.18           324,210.67
-------------------------------------------------------------------------------------------------------------------------------

                                                             CLASS B                       TRANSFEROR INTEREST
                                                             -------                       -------------------
                                                             Balance                Interest                  Principal
--------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                             2.00%
  Interest Collections
  Non-recoverable Advances
    Available Interest                                         342,205.04                 106,027.03
  Class A1, A2, A3 Notional Interest Accrual Amount
  Net Investment Income
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.      (282,419.42)
  Class B Interest Carryover Shortfall                                -
  Servicer's Fee                                                                          (12,280.60)
  Capped Expenses                                                                            (407.91)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                  -
  Uncapped Expenses                                                                              -
                                                                                -----------------------
  Total Unallocated Interest                                                               93,338.51
  Excess Interest to Transferor                                                         1,257,838.69
                                                                                -----------------------
  Net Interest Collections Available                                                    1,351,177.20
  Interest Collections Allocated to Losses                                               (245,762.74)
  Accelerated Principal Distribution                                                     (150,725.74)
                                                                                -----------------------
  Deposit to Reserve Fund                                                                 954,688.73
                                                                                -----------------------
  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                        (245,762.74)                                          (5,045.31)
  Loss Reimbursement from Transferor                           245,762.74                (245,762.74)
  Loss Reimbursement from Reserve Fund
                                                         --------------------   ------------------------------------------------
  Transferor Ending Certificate Principal Loss Amount                 -                  (245,762.74)              (5,045.31)

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                                   260,719.90
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                              -                         -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                          -                  954,688.80
  Allocations - Current Period                                    282,419.42                       -
  Allocations - Not Disbursed Beginning of Period                 282,419.42                       -
  Allocations - Not Disbursed End of Period                       564,838.84                       -

DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                                             954,688.80            260,719.90
  Due To Trust                                                    277,595.36                                             -
                                                         --------------------   ------------------------------------------------
     Total Due To Trust                                           277,595.36                954,688.80            260,719.90
--------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
        Distribution Date of February 25, 2000 for the Collection Period of
                      January 1 through January 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                               CERTIFICATE BALANCE          CLASS A1               CLASS A2
                                                               -------------------          --------               --------
                                               Total           Percent     Balance     Percent     Balance    Percent     Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)      749,988,732.51
Discounted Principal Balance               749,988,732.51
Initial Notional/Certificate Balance                    -   100.00%  735,000,000.00   25.71%  189,000,000.00  57.76%  424,500,000.00
Percent of ANIV                                                              98.00%                   25.20%                  56.60%
Certificate Factor                                                        1.0000000                1.0000000               1.0000000
Notional/Certificate Rate                                                                             5.265%                  5.413%
Targeted Maturity Dates                                                                    December 25, 2000       December 25, 2001
Servicer Advance                             1,324,812.20
Servicer Payahead                            1,260,008.73
Number of Contracts                                34,185
Weighted Average Lease Rate                  6.81%
Weighted Average Remaining Term              33.8
Servicing Fee Percentage                     1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value             736,835,856.76
Discounted Principal Balance               736,660,197.45
Notional/Certificate Balance                                         735,000,000.00              189,000,000.00       424,500,000.00
Adjusted Notional/Certificate Balance                                722,013,504.94              176,013,504.94       424,500,000.00
Percent of ANIV                                                              97.99%                      23.89%               57.62%
Certificate Factor                                                        1.0000000                   1.0000000            1.0000000
Servicer Advances                            2,431,432.46
Servicer Pay Ahead Balance                   1,825,652.03
Maturity Advances Outstanding                           -
Number of Current Contracts                  37,646
Weighted Average Lease Rate                  6.83%
Weighted Average Remaining Term              20.2

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value           723,483,546.05
  Discounted Principal Balance             723,276,498.04
  Notional/Certificate Balance                                       735,000,000.00              189,000,000.00       424,500,000.00
  Adjusted Notional/Certificate Balance                              708,776,233.71              162,776,233.71       424,500,000.00
  Percent of ANIV                                                            97.97%                      22.50%               58.68%
  Certificate Factor                                                      1.0000000                   1.0000000            1.0000000
  Servicer Advances                          2,173,518.26
  Servicer Pay Ahead Balance                 2,191,307.57
  Maturity Advances Outstanding                        -
  Number of Current Contracts                37,342
  Weighted Average Lease Rate                6.82%
  Weighted Average Remaining Term            19.2

Prior Certificate Interest Payment Date  December 27, 1999
Next Certificate Interest Payment Date    March 27, 2000



------------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A3                           CLASS B                      TRANSFEROR INTEREST
                                                 --------                           -------                      -------------------
                                           Percent       Balance             Percent       Balance                      Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance       9.90%       72,800,000.00         6.63%           48,700,000.00           14,988,732.51
Percent of ANIV                                                9.71%                                 6.49%                   2.00%
Certificate Factor                                         1.0000000                            1.0000000
Notional/Certificate Rate                                     5.463%                               6.959%
Targeted Maturity Dates                               March 25, 2002                    December 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                           72,800,000.00                        48,700,000.00            14,822,351.82
Adjusted Notional/Certificate Balance                  72,800,000.00                        48,700,000.00            14,822,351.82
Percent of ANIV                                                9.88%                                6.61%                    2.01%
Certificate Factor                                         1.0000000                            1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                         72,800,000.00                        48,700,000.00            14,707,312.34
  Adjusted Notional/Certificate Balance                72,800,000.00                        48,700,000.00            14,707,312.34
  Percent of ANIV                                             10.06%                                6.73%                    2.03%
  Certificate Factor                                       1.0000000                            1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date



----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                            VEHICLES
---------------------------------                                            --------
Principal Collections                                                                                7,438,008.81
Prepayments in Full                                                            187                   3,662,474.37
                                                                               ---
Reallocation Payment                                                            0                               -
                                                                               ---
Interest Collections                                                                                 5,329,820.81
Net Liquidation Proceeds and Recoveries                                                              1,819,863.09
Increase (Decrease) in Maturity Advances                                                                        -
Net Liquidation Proceeds - Vehicle Sales                                                               181,156.39
Non-Recoverable Advances                                                                               (59,097.56)
                                                                                               ----------------------
Total Available                                                                                     18,372,225.91
----------------------------------------------------------------------------------------------------------------------------------



CAPPED AND UONCAPPED EXPENSES:                                                  AMOUNT                          ANNUAL AMOUNT
                                                                        ----------------------              ----------------------
   Total Capped Expenses Paid                                                     20,395.10                             20,395.10
   Total Uncapped Expenses Paid                                                           -                                     -
   Capped and Uncapped Expenses Due                                                       -                                     -

SERVICER'S FEE DUE:
   Servicer's Fee Paid                                                           614,029.89
   Servicer's Fee Balance Due                                                             -

 SUPPLEMENTAL SERVICER'S FEES                                                     84,234.15
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                             VEHICLES                              AMOUNT
-----------------                                                             --------                              ------
Beginning Unreinvested Principal Collections                                                                             -
Principal Collections & Liquidated Contracts
Allocation to Subsequent Contracts                                              0                                        -
-----------------                                                             --------                              ------
Ending Unreinvested Principal Collections                                                                                -

----------------------------------------------------------------------------------------------------------------------------------



                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
        Distribution Date of February 25, 2000 for the Collection Period of
                      January 1 through January 31, 2000

----------------------------------------------------------------------------------------------------------------------------------
                                                                         CLASS A1             CLASS A2              CLASS A3
                                                                         --------             --------              --------
                                                                         Balance               Balance              Balance

-----------------------------------------------------------------------------------------------------------------------------------

INTEREST RATE
Three Month LIBOR +                                                           0.23%                  0.27%                 0.32%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                                189,000,000.00        424,500,000.00        72,800,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty                                      -
   Due to Swap Counterparty                                       -
   Proration %                                                 0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to / (receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                                             -                   -                    -
Swap Interest Shortfall Inc/(Dec) This Period                                       -                   -                    -
Swap Swap Interest Shortfall Carryover                                              -                   -                    -

INTEREST RESET
Interest Rate                                                                6.41125%              6.45125%             6.50125%
Number of Days                                                                  91                    91                   91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE                            3,062,974.69         6,922,460.05         1,196,374.47
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS B                         TOTAL CLAS
                                                                 -------                         ----------
                                                                 Balance                         Balance
-----------------------------------------------------------------------------------------------------------------------------------
Three Month LIBOR +                                              2.00%

PRINCIPAL PAYMENTS

Principal Payment due to Investors

Ending Certificate Balance                                     48,700,000.00                     735,000,000.00


INTEREST PAYMENTS

Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty
   Due to Swap Counterparty
   Proration %
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to / (receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL

Prior Swap Interest Shortfall Carryover                       -                           -
Swap Interest Shortfall Inc/(Dec) This Period                 -                            -
Swap Swap Interest Shortfall Carryover                        -                            -

INTEREST RESET

Interest Rate                                            8.18125%
Number of Days                                              91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE      1,007,134.60               12,188,943.81
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


I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ HOLLY PEARSON

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Holly Pearson, Treasury Operations Manager